Business Combination	9 Months Ended
Sep. 30, 2013
Business Combinations [Abstract]
Business Combinations

Note 2. Business Combinations

Merger with MakerBot

On August 15, 2013 ("MakerBot merger date") the Company acquired privately held Cooperation Technology Corporation ("MakerBot") for an aggregate purchase price of $493.7 million ("MakerBot merger") paid entirely in Stratasys ordinary shares and calculated based on share price of $97.46 as of closing date. The accompanying financial statements only include MakerBot results since the MakerBot merger date.

In exchange for 100% of MakerBot's outstanding capital stock, Stratasys issued 3.92 million shares, made tax withholding payments on behalf of certain shareholders in lieu of issuing 115 thousand shares, held back from issuing 655 thousand shares to secure the indemnification rights of Stratasys, and issued Stratasys options in exchange for certain MakerBot options with a fully diluted equivalent of 73 thousand shares. The 655 thousand shares are being held back for a period of approximately eighteen months after the MakerBot merger date to secure the indemnification rights of the Company against any losses resulting from certain specified causes.

The MakerBot merger is reflected in accordance with Accounting Standards Codification (ASC) Topic 805, "Business Combinations," using the acquisition method of accounting with Stratasys as the acquirer. The total consideration transferred to effect the MakerBot merger is as follows (in thousands):

Issuance of Stratasys ordinary shares to MakerBot stockholders	$446,019
Tax withholding and other payments on behalf of MakerBot stockholders	12,163
Exchange of MakerBot stock options for Stratasys options	7,198
Earn-out at estimated fair value	28,270

Total consideration	$493,650

The aggregate purchase price consideration was based on the ordinary share price of Stratasys of $97.46 on the MakerBot merger date. The $7.2 million fair value of the MakerBot stock options exchanged for Stratasys stock options was attributable to service prior to the MakerBot merger date using the Stratasys share price on the MakerBot merger date as an input to the Black Scholes valuation model to determine the fair value of the options. The following assumptions were applied in determining the fair value of the exchanged MakerBot stock options:

Risk-free interest rate	0.36%
Expected option term	1.38 years
Expected price volatility	59.41%
Dividend yield	-
Weighted average merger date fair value	$92.73

The computation of expected volatility is based on historical volatility of the Company's stock. The expected option term was calculated in accordance with a combination of historical experience and the simplified method in ASC Topic 718. The interest rate for periods within the expected life of the award is based on the U.S. Treasury yield curve in effect at the time of the MakerBot merger.

MakerBot stockholders may also qualify for two earn-out payments that provide for aggregate payments of up to 1.19 million shares depending on the level of achievement of financial metrics for the six months ending December 31, 2013 and the year ending December 31, 2014.

In accordance with ASC Topic 805, the estimated earn-out obligations as of the MakerBot merger date are included in the purchase price and have been recorded as a current liability for the first earn-out payment and a long-term liability for the second earn-out payment. The estimated fair value of the obligations is based on management's assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. Because the amount of the earn-out obligation is based on Stratasys ordinary shares, changes in the price of the Stratasys ordinary shares through the earn-out determination date will change the dollar obligation. Management will re-measure the fair value of the earn-out obligations at the end of each reporting period, with any changes in fair value being recorded in that period's statement of operations. The current range of the undiscounted amounts that the Company could be obligated to pay in future periods under the MakerBot earn-out is between zero and approximately $39.9 million for the first earn-out payment and between zero and approximately $82.8 million for the second earn-out payment, based on Stratasys share price. The fair value was estimated based on a Monte Carlo simulation, under which many scenarios are computed to measure possible outcomes of the financial metrics and the likelihood of occurrence. The resultant probability-weighted financial metrics are then applied to the earn-out formula to determine the cash flows under the earn-out. Those cash flows were then discounted using rates of the yields for U.S. treasury bonds with similar terms to maturity. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. Using this valuation technique, the fair value of the contractual obligation to pay the MakerBot earn-out was determined to be approximately $28.3 million at August 15, 2013 and $29.9 million at September 30, 2013.

Certain MakerBot employees participate in a performance bonus plan adopted in connection with the MakerBot merger. Participating employees, contingent on certain continuing employment conditions, are entitled to bonus payments of compensation that in the aggregate will equal, dollar-for-dollar, the actual amounts determined in the earn-out calculation up to 1.19 million shares. The earn-out and bonus payments, if earned, will be made in Stratasys shares or cash, or a combination thereof, at Stratasys' discretion. Compensation expense under the performance bonus plan of $3.2 million was accrued and expensed during the period from the MakerBot merger date through September 30, 2013. The compensation expense is accrued over the service periods in an amount estimated based upon management's assessment of the probable level of achievement of financial metrics. The current range of expense is between zero and approximately $39.9 million for the bonus period equivalent to the first earn-out period and between zero and approximately $82.8 million for the bonus period equivalent to the second earn-out period, based on Stratasys share price. The accrual for the performance bonus plan of $3.2 million at September 30, 2013 approximates fair value as it is based on the same criteria as the earn-out obligation.

Under the acquisition method of accounting, the net tangible and intangible assets of MakerBot acquired in this merger, are recorded at their fair values at the MakerBot merger date. The estimated fair values are preliminary and based on the information that was available as of that date. The Company believes that the information provides a reasonable basis for estimating the fair values, but the Company is waiting for additional information necessary to finalize these amounts, particularly with respect to the estimated fair value of intangible assets. Thus the preliminary measurements of fair value reflected are subject to changes and such changes could be significant. The Company expects to finalize the valuation and complete the purchase price allocation as soon as practicable, but no later than one year from the MakerBot merger date. The preliminary allocation of the purchase price to assets acquired and liabilities assumed is as follows (in thousands):

Allocation of
Purchase Price
Cash and cash equivalents	$3,405
Accounts receivable - Trade	878
Accounts receivable - Other	923
Deferred tax assets	5,964
Inventories	10,314
Property, plant and equipment	4,658
Goodwill	371,411
Intangible assets	168,386
Other non-current assets	7,068
Total assets acquired	573,007
Accounts payable & other liabilities	5,984
Unearned revenue	4,075
Deferred tax liabilities	69,120
Other non-current liabilities	178
Total liabilities assumed	79,357

Net assets acquired	$493,650

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets (in thousands):

		Weighted Average
	Amount	Life - Years
Developed technology	43,227	5
Trade name	42,134	11
Customer relationships - Distributors	19,315	10
Customer relationships - Direct	3,435	1
Non-compete agreement	10,004	4
IPR&D - Printers	34,189	Indefinite
IPR&D - Peripherals	16,082	Indefinite

Total	168,386

The fair values of the developed technology, in-process research and development ("IPR&D"), customer relationships and non-compete agreement were estimated using a discounted present value income approach. Under the income approach, an intangible asset's fair value is equal to the present value of future economic benefits to be derived from ownership of the asset. Indications of value are developed by discounting future net cash flows to their present value at market-based rates of return. The non-compete agreement restricts a key individual from competing with the Company for a period of four years from the MakerBot merger date. The fair value of the trade name was estimated using an income approach, specifically known as the relief from royalty method. The relief from royalty method is based on the hypothetical royalty stream that would be received if the Company were to license the trade name and was based on expected revenues. The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets. The peripheral product in IPR&D at the merger date was launched in September 2013 and at September 30, 2013 is classified as developed technology and is being amortized over five years.

The goodwill recognized as a result of the MakerBot merger is attributable primarily to the strategic and synergistic opportunities in the entry level portion of the additive manufacturing spectrum, expected corporate synergies and the assembled workforce. None of the goodwill recognized is expected to be deductible for income tax purposes.

The Company incurred $1.6 million and $5.4 million of costs related to the MakerBot merger that were expensed during the three and nine months ended September 30, 2013, respectively. These costs are included in selling, general and administrative costs in the Company's consolidated statements of operations and comprehensive income.

The below unaudited pro forma condensed consolidated financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of MakerBot occurred on January 1, 2012, or of future results of the consolidated entities. The unaudited pro forma condensed consolidated financial information does not reflect any operating efficiencies and cost savings that may be realized from the integration of the acquisition.

Actual MakerBot results of operations included in the Consolidated Results of Operations:
Net sales	$11,411
Loss attributable to MakerBot	(1,532)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Supplemental pro forma combined results of operations:
Net sales	$131,170	$52,624	$363,161	$152,210
Loss attributable to Stratasys Ltd.	(6,108)	(3,988)	(27,165)	(19,033)
Loss per ordinary share attributable to Stratasys Ltd. - basic and diluted	$(0.14)	$(0.10)	$(0.63)	$(0.47)

Adjustments for the supplemental pro forma combined results of operations are as follows (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Increase in amortization of intangibles	$(3,779)	$(5,889)	$(13,841)	$(17,667)
Adjust performance bonus expenses	1,597	(4,391)	(5,001)	(17,169)
Adjust expenses related to business combination
(deal fees, inventory, interest and deferred revenues step-up)	3,069	(1,986)	8,508	(9,621)
Adjust taxes related to the adjustments to the supplemental pro forma	1,118	4,890	6,672	16,624
	$2,005	$(7,376)	$(3,662)	$(27,833)

Objet Merger

The Objet merger was accounted for as a reverse acquisition and accordingly, the total purchase price of $1,341 million was calculated as if Stratasys, Inc. had issued its shares to Objet's shareholders and converted options to purchase Objet's ordinary shares to options to purchase Stratasys, Inc. common stock (which became exercisable instead for Stratasys Ltd. ordinary shares upon consummation of this merger).

Under the acquisition method of accounting, the total purchase price was allocated to the net tangible and intangible assets of Objet acquired in this merger, based on their fair values at the Objet merger date. During the three months ended September 30, 2013, the Company finalized its preliminary valuation and purchase price allocation and no changes were made.